UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012 (December 2, 2012)

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois	60446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 2, 2012, Nanophase Technologies Corporation (the “Company”) and BASF Corporation (“BASF”) entered into Amendment No. 3 (the “Amendment”) to the Zinc Oxide Supply Agreement originally dated September 16, 1999 and subsequently amended during 2001 and 2003 (the “Supply Agreement”). The Amendment reduces the cash on hand the Company must have pursuant to its US GAAP financial statements from $2 million down to $1 million with regard to a potential “Triggering Event” under the terms of the Supply Agreement. In the event such a Triggering Event occurs, BASF would have the right, but not the obligation, to license certain technology and/or purchase certain production equipment from the Company and pay the Company a royalty on products sold using that technology and equipment pursuant to the Supply Agreement. Reducing the cash requirement lowers the Company’s burden to keep excess cash on hand to satisfy this contractual obligation, and thus reduces the possibility of a Triggering Event occurring.

In addition, this Amendment clarifies how certain costs will be incorporated into future price changes and documents the collaborative nature of the parties’ relationship in terms of material sourcing. Such clarification was designed to document in the Supply Agreement what the parties have been doing in practice, and thus is not expected to impact future pricing.

All other terms and conditions in the Supply Agreement as in effect immediately prior to the Amendment remain in full force and effect thereafter. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is filed, with confidential portions redacted, as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following item is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Exhibit

10.1*	Amendment No. 3 to Zinc Oxide Supply Agreement, entered into on December 2, 2012, between the Company and BASF Corporation

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2012

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ Frank Cesario
Name: Frank Cesario
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1*	Amendment No. 3 to Zinc Oxide Supply Agreement, entered into on December 2, 2012, between the Company and BASF Corporation

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.